SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                           January 27, 2004

                             INTERWORLD CORPORATION
              _____________________________________________________
              Exact Name of Registrant as Specified in Its Charter)

                   Commission File No. 000-26925

            Delaware                             13-3818716
____________________________        ____________________________________
(State or other jurisdiction        (IRS Employer Identification Number)
incorporation)


                          3900 Dallas Parkway, #340
                               Plano, TX  75093
            ___________________________________________________________
           (Address, including zip code, of Principal Executive Offices)


                                 972-665-1313
              ___________________________________________________
              (Registrant's telephone number including area code)

Item 4.  Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants.

As noted in previous filings, InterWorld Corporation (the "Company" declared itself insolvent in May 2002 and its assets were transferred to its then secured creditor. Since such time it has had no assets and has not filed any reports under the Securities Act of 1934, as amended. On January 27, 2004 Ernst & Young LLP ("E&Y") formally notified the Company that it was terminating its relationship as the Company's independent auditors. The decision to accept E&Y's resignation was approved by the Company's Chairman with the concurrence of Management.

During the fiscal years ended June 30, 2003 and 2002 and through the date hereof, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the matter of the disagreement(s) in connection with their report.

The Company requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of E&Y's letter to the Commission, dated January 27, 2004 is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and through the date hereof, there have been no reportable events (as defined in Regulation S-K Item 304
(a) (1)(v)).

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

     16.1   Letter from Ernst & Young LLP dated January 27, 2004

                                        SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        InterWorld Corporation

                                        By: /s/ Allan R. Tessler
                                        _________________________
                                        Name:  Allan R. Tessler
                                        Title: Chairman of the Board

Date: January 28, 2004

EXHIBIT INDEX

Exhibit No.      Description
__________       ___________

16.1.            Letter from Ernst & Young LLP dated January 27, 2004